Investment in Term Loans	12 Months Ended
Dec. 31, 2013
Investments All Other Investments [Abstract]
Investment in Term Loans
4.	Investment in Term Loans

In July 2010, the Company invested in two term loans for a total cost of $115.6 million (or the Loans) which were scheduled to mature in July 2013. The Loans are secured by first priority mortgages registered on two 2010-built Very Large Crude Carriers (or VLCCs). The Loans had an annual interest rate of 9% per annum and include a repayment premium feature that was to provide a total investment yield of approximately 10% per annum.

The borrowers under the Loans have been in default on their interest payment obligations since the first quarter of 2013, and subsequently, in default of the repayment of the loan principal from the loan maturity date in July 2013. As of December 31, 2013, the VLCC vessels that collateralize the Loans are trading in the spot tanker market under the Company’s management.

As at December 31, 2013 and December 31, 2012, the repayment premium included in the investment in term loans balance was $3.4 million and $2.7 million, respectively. As at December 31, 2013 and December 31, 2012, accrued and unpaid interest, including a portion of default interest, was $8.6 million and $1.6 million, respectively. Such amounts are presented in investment in term loans on the consolidated balance sheets as at December 31, 2013 and December 31, 2012. Interest income in respect of the Loans is included in revenues in the consolidated statements of loss. As of December 31, 2013, $5.9 million of interest income due under the Loans, including default interest, had not been recognized based on the Company‘s current estimates of amounts recoverable from future operating cash flows of the vessels and the net proceeds from the sale of the two VLCCs. During March 2014, the Company assumed ownership of the two VLCC vessels that collateralized the Loans.